STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is made and entered into on July 16, 1999, by and between American Independent Network, Inc., a Delaware corporation (the "Company"), and Field of Cotton, L.P., a California limited partnership (the "Investor").

     WHEREAS, the Investor is engaged in the financing, development, production, marketing and distribution of motion picture, television, recording and video projects; and

     WHEREAS, the Company is engaged in the distribution of family-type television programs through its broadcast network system; and

     WHEREAS, the Investor desires to acquire control of the Company to assist in achieving its objective by providing an avenue for the distribution of Investor=s entertainment products; and

     WHEREAS, the Investor desires to purchase shares of common stock of the Company; and

     WHEREAS, the Company desires to sell shares of its common stock to the Investor.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants, agreements and undertakings, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                       ISSUANCE OF STOCK AND CONSIDERATION

     1.1 Upon the execution of this Agreement, and subject to the terms and conditions hereof, the Company shall sell to the Investor 6,500,000 shares of newly issued Common Stock of the Company (the AShares@). The consideration for the purchase of the Shares by the Investor shall be $4,250,000.00, payable as follows:

          (a) The consideration for the first 1,000,000 Shares shall be $227,400.00, which amount has been advanced by the Investor to the Company as general operating capital prior to the execution of this Agreement. Certificates representing these Shares shall be delivered to Investor at the Closing free and clear of all liens or other encumbrances. Such advances have been identified by the Investor on Exhibit AA@ attached hereto; and

          (b) The consideration for the remaining 5,500,000 Shares shall be $4,022,600.00, which amount shall be paid by the execution and delivery at the Closing of a promissory note in said principal amount dated as of the

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     Closing  Date in favor of the  Company.  The  promissory  note  shall  bear interest at the annual rate of 8%, and shall be payable in twelve (12) installments consisting of eleven (11) equal monthly installments of principal and interest in the amount of $100,000.00 each, plus accrued interest, with the first installment being due and payable on September 1, 1999, with the next 10 installments thereafter due on the same day of each
     month,  and  with  the  final   installment  in  the  principal  amount  of
     $3,190,213.11, plus accrued interest due and payable on August 1, 2000, being the final maturity date of the promissory note when all principal and unpaid accrued interest owing, together with all other fees and charges, if any, will be due and payable. The promissory note, together with an amortization schedule, is attached hereto as Exhibit "B".

     1.2 The Investor acknowledges that prior to the execution of this Agreement, it received delivery from the Company of 3,225,000 Shares represented by Certificate Nos. 3643, 3644, 3645, 3646, 3647, and 3648, and Investor agrees to deliver Certificates representing 2,225,000 Shares to the Escrow Agent designated in Paragraph 1.4 hereinbelow to be held as security pursuant to the Escrow Agreement referenced therein. In the event that no Closing occurs with respect to this Agreement, the Investor shall immediately return the Certificates representing these unearned Shares to the Company.

     1.3 The Investor shall execute a stock pledge agreement for the promissory note whereby each Share purchased thereby shall be security for the promissory note until each such Share is released from escrow. While the Shares are being held as security by the Escrow Agent designated in Paragraph 1.4 hereinbelow, the Investor shall be entitled to all voting rights with respect thereto so long as the Investor is not in default. In the event the Investor defaults with respect to its performance of any agreement or obligation arising under this Agreement, or any instrument securing or collateral to it, the Investor shall immediately return the Certificates representing these unearned Shares to the Company. The Company shall have the election of foreclosing its lien on such Shares and/or seeking other remedies as provided by the laws of the State of Texas. The stock pledge agreement is attached hereto as Exhibit AC@.

     1.4 The Shares designated in 1.1(b) shall be considered unpaid for and unearned until and as the Investor pays the balance as due on the promissory note in cash. All of such Shares shall be held as security in an escrow account at Bank One (the AEscrow Agent@) pursuant to an Escrow Agreement executed by the parties at the Closing. Such Shares shall be released from escrow when, if and as the Investor pays the balance due on the promissory note. Payments on the promissory note shall be credited toward the purchase price of such Shares. For each monthly payment of $100,000.00 which the Investor pays pursuant to the Promissory Note, 200,000 Shares shall be released from escrow. All the remaining Shares held in the escrow account shall be released upon delivery to the Company of the final installment payment representing all principal and accrued interest due and payable on the promissory note. The escrow agreement is attached hereto as Exhibit "D".

     1.5 All Shares issued in connection with this Agreement are restricted Shares and shall have the restrictive legend as set forth in Section 4.12 (b) below.

     1.6 At the Closing, the Investor shall execute certain execution documents and a subscription agreement for the Shares. The execution documents and the subscription agreement are attached hereto as Exhibit "E".

                                   ARTICLE II

                                     CLOSING

     2.1 The Closing of the transactions provided for in this Agreement (the AClosing@) shall be subject to the following conditions:

          (a) As a condition to Closing, the representations and warranties of the parties set forth herein shall be true and correct in all material respects on the Closing date with the same force and effect as if they had been made on the Closing date.

          (b) The parties shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by the parties on or prior to the Closing.

     2.2 The parties agree to use their best efforts to consummate this transaction by July 16, 1999, at such time and place as may be mutually agreed to by the parties, all terms and conditions of the Closing having been met prior thereto.

     2.3 Each of the parties hereto shall deliver or cause to be delivered at the Closing, and at such other times and places as shall be reasonably agreed on, such additional instruments as may be reasonably necessary for the purpose of carrying out this Agreement.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to the Investor to execute this Agreement and perform its obligations under this Agreement, the Company hereby represents and warrants to the Investor as follows:

     3.1     ORGANIZATION AND CAPITALIZATION.  The Company is a corporation duly
             -------------------------------
organized, validly existing and in good standing under the laws of the state of Delaware, with full power and authority to own its properties and conduct the business in which it is now engaged. The authorized capital stock of the Company as of June 30, 1999 consists of: (i) 20,000,000 shares of common stock, $.05 par value per share ("Common Stock"), of which ____________ shares are validly issued and outstanding and ____________ shares are issued and outstanding subject to challenge by the Company as to their validity; and (ii)

1,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock"), of which 42,427 shares are validly issued and outstanding. Subject to the qualifications stated above, all such issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as to existing warrants relating to the Preferred Stock, there are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which the Company is or may become obligated to issue any capital stock or other securities.

     3.2     AUTHORIZATION.  All  corporate  action  on  the part of the Company
             -------------
necessary for the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general application relating to or affecting creditor's rights and to general equitable principles.

     3.3     CONSENTS,  ETC..  No permit, consent, approval or authorization of,
             ---------------
or declaration to or filing with, any governmental authority, court or other person or entity is required in connection with the execution, delivery and performance of this Agreement by the Company.

     3.4     SOLVENCY  PROCEEDINGS.  The  Company  is  not  the  subject  of any
             ---------------------
insolvency,  bankruptcy,  receivership  or  dissolution  proceeding.

     3.5     FINANCIAL  STATEMENTS.  The  Company  has  made  available  to  the
             ---------------------
Investor the following documents containing financial statement information regarding the Company (collectively the ACompany Financial Statements@):

          (a) Form 10-K Annual Report for December 31, 1997; and

          (b) Form 10-Q Quarterly Reports for March 31, June 30 and September 30, 1998, respectively.


     3.6     LIABILITIES.  All  material obligations and liabilities, contingent
             -----------
or otherwise, of the Company arising from events which have occurred on or before the most recent balance sheet included in the Company Financial Statements have been fully accrued or reserved for on the most recent Company Financial Statements in accordance with generally accepted accounting principles consistently applied and, except for such obligations and liabilities disclosed on the most recent Company Financial Statements, the Company does not have, on the date of the most recent Company Financial Statements, any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which would have a material adverse effect on the financial condition of the Company. Since the date of the most recent Company Financial Statements, the Company has not incurred any material obligation or liability, contingent or otherwise, except for accounts payable and other obligations for the purchase of goods and services incurred in the ordinary course of business.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     As a material inducement to the Company to execute this Agreement and perform its obligations under this Agreement, the Investor hereby represents and warrants to the Company as follows:

     4.1     GENERAL.
             -------

          (a) The Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the state of California and each other state in which it engages in business operations, with full power and authority to own its properties and conduct the business in which it is now engaged.

          (b) The Investor is the sole party in interest and is not acquiring the Shares as an agent or otherwise for any other person.

     4.2     ORGANIZATION  AND  CAPITALIZATION.  The  Investor  is  a  limited
             ---------------------------------
partnership duly organized, validly existing and in good standing under the laws of the state of California and each other state in which it engages in business operations, with full power and authority to own its properties and conduct the business in which it is now engaged. The authorized capital of the Investor consists of 125 units of limited partnership interest, $200,000 per unit ("Units"), of which 14 Units have been duly authorized and validly issued and are fully paid.

     4.3     AUTHORIZATION.  The  Investor  has all requisite authority to enter
             -------------
into this Agreement. All action on the part of the Investor necessary for the authorization, execution delivery and performance of this Agreement has been taken or will be taken prior to the Investor=s execution of this Agreement. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general application relating to or affecting creditor's rights and to general equitable principles.

     4.4     CONSENTS,  ETC..  No permit, consent, approval or authorization of,
             ---------------
or declaration to or filing with, any governmental authority, court or other person or entity is required in connection with the execution, delivery and performance of this Agreement by the Investor.

     4.5     FINANCIAL  STATEMENTS.  The  Investor  has delivered to the Company
             ---------------------
unaudited financial statements of the Investor for the fiscal year ended December 31, 1998 and for the interim six month period ended June 30, 1999. Such financial statements (collectively the AInvestor Financial Statements@) are in accordance with the books and records of the Investor and fairly present the financial position of the Investor and the results of operations and changes in financial position of the Investor as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principals applied on a consistent basis.

     4.6     LIABILITIES.  All  material obligations and liabilities, contingent
             -----------
or otherwise, of the Investor arising from events which have occurred on or before the most recent balance sheet included in the Investor Financial Statements have been fully accrued or reserved for on the most recent Investor Financial Statements in accordance with generally accepted accounting principles consistently applied and, except for such obligations and liabilities disclosed on the most recent Investor Financial Statements, the Investor does not have, on the date of the most recent Investor Financial Statements, any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which would have a material adverse effect on the financial condition of the Investor. Since the date of the most recent Investor Financial Statements, the Investor has not incurred any material obligation or liability, contingent or otherwise, except for accounts payable and other obligations for the purchase of goods and services incurred in the ordinary course of business.

     4.7     LITIGATION.
             ----------

          (a) There is no claim, action, suit, proceeding, arbitration, investigation or inquiry before any federal, state, municipal, foreign or other court of governmental or administrative body or agency, other regulatory or self-regulatory body or association, or any private arbitration tribunal now pending, or to the best of Investor=s knowledge, threatened against, relating to, or affecting Investor or any of its assets, properties or business that might result (individually or, in the case of a group of related matters, in the aggregate) in total liability to such Investor or the Company in excess of $5,000.00, or that questions the validity of this Agreement or affects the transactions contemplated herein; nor, to the knowledge of the Investor, is there any basis for any such claim, action, suit, proceeding, investigation or inquiry which, individually or in the aggregate, may have a material adverse effect on the assets, properties or business of the Investor or the transactions contemplated by this Agreement.

          (b) There is not in existence any order, judgment or decree of any court or governmental or administrative body or agency or any other regulatory body or association enjoining or prohibiting the Investor from taking, or requiring Investor to take, any action of any kind to which the Investor or any of its business, or any of the properties or assets material to the operations of its business, are subject or bound.

          (c) The Investor has not received notice that it is in default or in violation of any order, write, injunction or decree of any court or governmental or administrative body or agency, any licensing authority or any other regulatory or self-regulatory body or association.

     4.8     EXECUTION AND DELIVERY OF AGREEMENT.  The execution and delivery of
             -----------------------------------
this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in any violation of or default under any provision of the charter or by-laws of both the Company and the Investor or any contract, agreement, commitment, indenture, mortgage, pledge, note, license, permit or any law, regulation, ordinance or decree applicable to both the Company and the Investor, the violation of which would have a material adverse effect upon the business, properties, condition or prospects of both the Company and the Investor.

     4.9     NO  MATERIAL  ADVERSE  CHANGE.  Since  the  date of the most recent
             -----------------------------
Investor Financial Statements, there has been no material adverse change in the business, operations, properties, prospects, assets or condition (financial or otherwise) of the Investor.

     4.10     DISCLOSURE.  No  representation  or  warranty  of  the  Investor
              ----------
contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statements or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances and under which they were made, not misleading.

     4.11     RELEASE.  The  Investor, for itself and its affiliates, successors
              -------
and assigns hereby releases the Company from any and all claims it may have against the Company, known or unknown, now, or in the future, arising in any manner out of or in connection with any and all prior oral or written agreements, understandings, or arrangements.

     4.12     RESTRICTIONS  ON  TRANSFER  OR  SALE  OF  THE  SHARES.
              -----------------------------------------------------

          (a) The Investor understands that the Shares are "restricted securities" under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Investor may dispose of the Shares only pursuant to an effective registration statement under the Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Shares purchased by him hereunder or to take action so as to permit sales pursuant to the Act (including Rule 144 thereunder). As a consequence, the Investor understands that there is no meaningful public market for the Shares and none is likely to develop and the Investor therefore must bear the economic risks of the investment in the Shares for an indefinite period of time. The Investor understands that it may not at any time demand the purchase by the Company of its Shares.

          (b) The Investor agrees that a legend in substantially the following form will be placed on the Certificates representing the Shares:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities act. The Shares are acquired for investment purposes only and not with a view to distribution. This certificate may not be offered, sold or transferred without registration or the availability of an exemption from registration and the Company is provided with an opinion of counsel and other evidence as may be satisfactory to the Company to the effect that such transfer will not be in violation of the Act and applicable state securities laws."

          (c) Subject in part to the truth and accuracy of the Investor's representations set forth in this Agreement, the issuance of the Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and neither the Investor nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          (d) The Investor has not and shall not engage in the offer or sale of the Shares or of any securities issued by itself or any affiliate as those terms are defined under applicable state and federal securities laws, unless said securities have been registered under the Act and any applicable state securities laws or said securities are subject to the availability of an exemption from registration requirements of the Act and applicable state securities laws. The Investor agrees to execute, deliver and furnish an opinion of counsel, in the form satisfactory to the Company, that any such offer or sale of securities by the Investor does not violate any registration requirements of applicable state and federal securities laws. Further, the Investor shall never engage in the business of acting as Abroker@ or Adealer@ in securities as those terms are defined under applicable state and federal securities laws.

          (e) All past, present and future activities of the Investor in connection with capital raising to fund its purchase of the Shares were, are and shall be in compliance with all applicable state, territory and federal securities laws and regulations, and the laws and regulations of any jurisdiction where such activity may be deemed to have taken place. The Investor shall give notice to the Company of such capital raising activity, accompanied by such information as the Company shall require from time to time. The Investor shall provide to the Company a legal opinion from the Investor=s attorney opining on the compliance of such capital raising with applicable securities laws and regulations.

     4.13     INFORMATION  CONCERNING  THE  COMPANY.
              -------------------------------------

          (a) The Investor is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Agreement, has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the issuance of the Shares.

          (b) No representations or warranties have been made to the Investor by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

          (c) All documents, records and books pertaining to the investment in the Shares which the Investor has requested have been made available to it. Among other documents, the Company has provided the Investor with its Form 10-K Annual Report for December 31, 1997 and its Form 10-Q Quarterly Reports for March 31, June 30 and September 30, 1998, respectively.

          (d) The Investor has conducted such due diligence investigation and obtained such professional advice from consultants and attorneys of its own choosing as it has deemed necessary and appropriate and has relied upon such due diligence and professional advice in determining whether to enter into this Agreement.

                                    ARTICLE V

                                 INDEMNIFICATION

     5.1     INVESTOR  INDEMNIFICATION.  The  Investor,  for  its  affiliates,
             -------------------------
successors and assigns agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to the Company), and hold the Company, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage, penalty or injury, and all reasonable costs and expenses (including reasonable attorneys= fees and costs of any suit related thereto) suffered or incurred by the Company, at law or in equity, statutory or otherwise, whether or not well founded in law or in fact, arising in any manner out of or in connection with the following:

          (a) Any misrepresentation by, or breach of any covenant or warranty of the Investor contained in this Agreement, or any Exhibit, Certificate, or other instrument furnished or to be furnished by the Investor hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful) which if true would be such a misrepresentation or breach;

          (b) Any nonfulfillment of any agreement on the part of the Investor under this Agreement, or from any material misrepresentation in or material omission from, any Certificate or other instrument furnished or to be furnished to the Company hereunder;

          (c) Any suit, action, proceeding, claim or investigation, pending or threatened against or affecting the Company which arises from, which arose from, or which is based upon or pertaining to the conduct of the business operations of the Investor or the Company by the Investor or any officer, employee or agent of the Investor before or after the Closing of this Agreement; and

          (d)  And  any  other  matter  or  state  of  facts   relating  to  the
     transactions contemplated herein existing prior to Closing.

     5.2     COMPANY  INDEMNIFICATION.  The  Company,  for  its  affiliates,
             ------------------------
successors and assigns agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to the Investor), and hold the Investor, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage, penalty or injury, and all reasonable costs and expenses (including reasonable attorneys= fees and costs of any suit related thereto) suffered or incurred by the Investor, at law or in equity, statutory or otherwise, whether or not well founded in law or in fact, arising in any manner out of or in connection with the following:

          (a) Any suit, action, proceeding, claim or investigation, pending or threatened against or affecting the Investor which arises from, which arose from, or which is based upon or pertaining to the conduct of the business operations of the Company by the Company or any officer, employee or agent of the Company before the Closing of this Agreement.

     5.2     DEFENSE  OF  CLAIMS.  If any lawsuit or enforcement action is filed
             -------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     5.3     DEFAULT  OF INDEMNIFICATION OBLIGATION.  If an entity or individual
             --------------------------------------
having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual=s or entities= absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys= fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1     NOTICES.  All  notices and other communications provided for herein
             -------
shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery:

     (a)     if  to  the  Company,  then  to  the  following  address:

                            American  Independent  Network,  Inc.
                            6125  Airport  Freeway,  Suite  200
                            Fort  Worth,  Texas  76117
                            (817)  222-1234  (telephone)
                            (817)  222-9809  (facsimile)

     with  a  copy  to:

                            Frederick  F.  Hoelke,  Esq.
                            1111  Bagby,  Suite  2200
                            Houston,  Texas  77002
                            (713)  655-8686  (telephone)
                            (713)  650-1669  (facsimile)

                            Daniel  R.  Kirshbaum,  Esq.
                            Axelrod,  Smith,&  Kirshbaum
                            5300  Memorial  Drive,  Suite  700
                            Houston,  Texas  77007
                            (713)  861-1996  (telephone)
                            (713)  861-2622  (facsimile)

     (b)     if  to  the  Investor,  then  to  the  following  address:

                            Field  of  Cotton,  L.P.
                            6167  Lost  Canyon  Road
                            Canyon  Country,  California  91351
                            (661)  250-8387  (telephone)
                            (661)  251-3287  (facsimile)

     with  a  copy  to:

                            Ephraim  Savitt,  Esq.
                            260  Madison  Avenue,  Suite  2200
                            New  York,  New  York  10016
                            (212)  679-4470  (telephone)
                            (212)  679-1844  (facsimile)

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     6.2     ENTIRE  AGREEMENT.  This  Agreement  and any documents executed and
             -----------------
delivered pursuant hereto constitute the entire agreement of the parties relating to the subject matter hereof, supersede all prior oral or written agreements, understandings, or arrangements with respect thereto, and may not be amended, supplemented, or terminated except by written instrument executed by the parties.

     6.3     WAIVER.  Any  waiver  of  any  provision of this Agreement shall be
             ------
effective only if in writing, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision.

     6.4     ASSIGNMENT.  This  Agreement  shall be binding upon and shall inure
             ----------
to the benefit of the parties and their respective successors and assigns and may not be assigned unless agreed to in writing by all parties hereto.

     6.5     COUNTERPARTS.  This  Agreement  may  be  executed  in  multiple
             ------------
counterparts, each of which shall be deemed an original but all of which shall be deemed one instrument.

     6.6     VALIDITY.  The  invalidity  or unenforceability of any provision of
             --------
this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect as if such invalid or unenforceable provision was omitted.

     6.7     SURVIVAL.  The  respective  representations,  warranties, covenants
             --------
and agreements set forth in this Agreement or in any writing delivered pursuant to the provisions of this Agreement, shall survive the Closing and the transactions contemplated thereby for the maximum period allowed by law.

     6.8     GOVERNING  LAW.  This Agreement shall be interpreted, construed and
             --------------
enforced under and in accordance with the laws of the State of Texas. Any action to enforce same shall be brought in a court of competent jurisdiction located in Tarrant County, Texas. For the purposes of any such action, the parties hereto agree and consents to in personam jurisdiction in the courts of
                                       -- --------
Texas.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed at Fort Worth, Texas as of the day and year first above written.

                            American  Independent  Network,  Inc.

                            By:     /s/     Randy  Moseley
                                            Chief  Financial  Officer

                            Field  of  Cotton,  L.P.

                            By:     /s/     Kris  Lamans
                                            General  Partner

THE  STATE OF TEXAS         }
                            }
COUNTY  OF  TARRANT         }

     On the 16th day of July, 1999, before me personally appeared Randy Moseley Chief Financial Officer of American Independent Network, Inc., known to me to be the person who executed the foregoing instrument and he acknowledged to me that he executed the same for the purposes and considerations therein expressed and in the capacity therein stated.

     [Notary  Seal]
                                  /s/  Elizabeth  R.  Beard
                                  NOTARY  PUBLIC  IN  AND  FOR
                                  THE  STATE  OF  T  E  X  A  S
                                  My  Commission  Expires:  3-17-2001

THE STATE OF CALIFORNIA     }
                            }
COUNTY  OF LOS  ANGELES     }

     On the 16th day of July, 1999, before me personally appeared Kris Lamans, General Partner of Field of Cotton, a California limited partnership, known to me to be the person who executed the foregoing instrument and he acknowledged to me that he executed the same for the purposes and considerations therein expressed and in the capacity therein stated.

     [Notary  Seal]
                                  /s/  Debra  M.  Custance
                                  NOTARY  PUBLIC  IN  AND  FOR
                                  THE  STATE  OF  CALIFORNIA
                                  My  Commission  Expires:  9/23/00